Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Seth H. Z. Fischer, Chief Executive Officer of VIVUS, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VIVUS, Inc. on Form 10-Q for the period ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of VIVUS, Inc. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Quarterly Report on Form 10-Q. A signed original of this statement has been provided to VIVUS, Inc. and will be retained by VIVUS, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 7, 2013

By:	/s/ SETH H. Z. FISCHER
Seth H. Z. Fischer

I, Svai Sanford, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of VIVUS, Inc. on Form 10-Q for the period ended September 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of VIVUS, Inc. This written statement is being furnished to the Securities and Exchange Commission as an exhibit to such Quarterly Report on Form 10-Q. A signed original of this statement has been provided to VIVUS, Inc. and will be retained by VIVUS, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

Date: November 7, 2013

By:	/s/ SVAI SANFORD
Svai Sanford